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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                       _____________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)   April 13, 1995



                   THE WESTERN COMPANY OF NORTH AMERICA
           (Exact name of registrant as specified in its charter)



     Delaware                       1-7451            75-0763484
(State or Other Jurisdiction     (Commission       (IRS Employer
   of Incorporation)               File Number)    Identification No.)



515 Post Oak Boulevard          Houston, Texas               77027
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code (713) 629-2600




(Former name or former address, if changed since last report)

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ITEM 1.           Not Applicable.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On April 13, 1995, The Western Company of North America ("Western") and BJ Services ("BJ") completed the merger (the "Merger") contemplated by the Agreement and Plan of Merger dated as of November 17, 1994 (the "Agreement"), as amended as of March 7, 1995 (the "Amendment," and together with the Agreement, the "Amended Agreement"), a copy of which Agreement was filed as Exhibit 2.1 to Western's Current Report on Form 8-K dated November 23, 1994 and a copy of which Amendment was filed as Appendix B to Western's and BJ's Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 of BJ dated March 9, 1995. The Merger became effective on April 13, 1995 upon the filing of the Certificate of Merger with the Delaware Secretary of State (the "Effective Time"). At the Effective Time, pursuant to the Amended Agreement, Western merged with and into BJ, with BJ surviving the Merger, the separate corporate existence of Western ceased, and all property, rights, powers, duties, obligations and liabilities of Western were automatically transferred to BJ, in accordance with Delaware law.

                  Immediately prior to the Effective Time, there were 21,900,919 shares of common stock, par value $0.10 per share, of Western ("Western Common Stock") issued and outstanding. Pursuant to the Amended Agreement, each share of Western Common Stock outstanding immediately prior to the Effective Time, other than shares owned directly or indirectly by Western or by BJ and its affiliates or shares with respect to which appraisal rights are perfected under Delaware law, will be converted into the right to receive, without interest, .2 five-year warrants to purchase, at an exercise price of $30.00, one share of common stock, par value $0.10, of BJ ("BJ Common Stock") and either $20.00 in cash or 1.0028 shares of BJ Common Stock (the "Merger Consideration"). The cash and stock component of the Merger Consideration is subject to allocation so that the total Merger Consideration to be paid by BJ will not consist of more than 50% cash.

                  The foregoing summary of the Amended Agreement and the Merger is qualified in its entirety by reference to the Amended Agreement, which is incorporated herein by reference.

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ITEMS 3-4.  Not Applicable.

ITEM 5.           OTHER EVENTS

                  Pursuant to the First Supplemental Indenture dated as of April 13, 1995 (the "First Supplemental Indenture") by and between BJ and Harris Trust and Savings Bank, as trustee ("Harris Trust"), BJ assumed all of the obligations of Western under the 7-1/4% Convertible Subordinated Debentures due January 15, 2015 of Western and the indenture pursuant to which Western issued such debentures. Pursuant to the Second Supplemental Indenture dated as of April 13, 1995 (together with the First Supplemental Indenture, the "Supplemental Indentures") by and among BJ, Western and the United States Trust Company of New York, as trustee ("US Trust," together with Harris Trust, the "Trustees"), BJ assumed the due and punctual payment of (and premium, if any) and interest on all the 12-7/8% Senior Notes due 2002 of Western and the performance of every covenant and obligation of Western to be performed or observed as set forth in the indenture pursuant to which Western issued such notes.

                  Pursuant to the Supplemental Indentures, BJ will be obligated to furnish the Trustees with copies of all reports and other documents that BJ may be required to file with the Securities and Exchange Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  The foregoing summary of the Supplemental Indentures is qualified in its entirety by reference to each of the Supplemental Indentures, attached as exhibits hereto, each of which is incorporated herein by reference.

ITEM 6.           Not Applicable.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

      (a)-(b)     Not Applicable.

      (c)         Exhibits Required by Item 601 of Regulation S-K.


      2.1 Agreement and Plan of Merger among BJ, Western and WCNA Acquisition Corp., dated as of November 17, 1994.

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      2.2         First Amendment to Agreement and Plan of Merger among BJ,
                  Western, and WCNA Acquisition Corp., dated as of March 7, 1995.

      4.1 First Supplemental Indenture between BJ and Harris Trust dated as of April 13, 1995.

      4.2 Second Supplemental Indenture among BJ, Western and US Trust dated as of April 13, 1995.

ITEM 8.           Not Applicable.

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                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 13, 1995

                                    THE WESTERN COMPANY OF NORTH AMERICA


                                    By: /s/ Graham L. Adelman
                                       Graham L. Adelman
                                       Senior Vice President, General
                                        Counsel and Secretary

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                               EXHIBIT INDEX

      2.1 Agreement and Plan of Merger among BJ, Western and WCNA Acquisition Corp., dated as of November 17, 1994.*

      2.2 First Amendment to Agreement and Plan of Merger among BJ, Western, and WCNA Acquisition Corp., dated as of March 7, 1995.**

      4.1 First Supplemental Indenture between BJ and Harris Trust dated as of April 13, 1995.

      4.2 Second Supplemental Indenture among BJ, Western and US Trust dated as of April 13, 1995.








































_____________________

*    Incorporated by reference from Western's Current
     Report on Form 8-K dated November 23, 1994.

** Incorporated by reference from Appendix B to the Joint Proxy Statement/Prospectus of BJ and Western contained in the Registration Statement on Form S-4 of BJ dated March 9, 1995.